UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 1, 2012

(Date of earliest event reported)

GeoResources, Inc.

(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Cypress Station Drive, Suite 220

Houston, Texas 77090

(Address of principal executive offices) (Zip Code)

(281) 537-9920

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation of the merger (the “Merger”) by Leopard Sub I, Inc. (“Merger Sub”), a Colorado corporation and wholly-owned subsidiary of Halcón Resources Corporation, a Delaware corporation (“Halcón”) with and into GeoResources, Inc., a Colorado corporation (the “Company”) on August 1, 2012, with the Company continuing as the surviving corporation and wholly-owned subsidiary of Halcón. Immediately following the effective time of the Merger (the “Effective Time”), the Company merged (the “Second Merger”) with and into Leopard Sub II, LLC (“Second Merger Sub”), a Delaware limited liability company and wholly-owned subsidiary of Halcón with Second Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of Halcón. Following the effectiveness of the Second Merger, the Second Merger Sub amended its certificate of formation and changed its name to Halcón Geo Holdings LLC. The Merger and the Second Merger were effected pursuant to that certain Agreement and Plan of Merger, dated as of April 24, 2012 and as amended June 22, 2012, by and among the Company, Halcón, Merger Sub and Second Merger Sub (the “Merger Agreement”).

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 1, 2012, in connection with the consummation of the Merger, the Company and its subsidiaries became direct or indirect subsidiaries of Halcón and contemporaneously guaranteed Halcón’s obligations under that certain Indenture (the “Indenture”), dated July 16, 2012, among Halcón, its subsidiaries immediately prior to the Merger (the “Existing Guarantors”), and U.S. Bank National Association, as trustee (“U.S. Bank”), which governs the terms of Halcón’s 9.75% senior notes due 2020. On August 1, 2012, Halcón, the Existing Guarantors, the Company and U.S. Bank entered into that certain First Supplemental Indenture to add the Company as a guarantor (the “First Supplemental Indenture”). Additionally, on August 1, 2012, the Existing Guarantors, the Company, the subsidiaries of the Company acquired by Halcón as a result of the Merger and U.S. Bank entered into that certain Second Supplemental Indenture to add such the Company subsidiaries as guarantors (the “Second Supplemental Indenture”). The First Supplemental Indenture and the Second Supplemental Indenture amend and supplement the Indenture.

The foregoing description of the Indenture is qualified by reference to the full text of such document, a copy of which was filed by Halcón with the Securities and Exchange Commission (“SEC”) as Exhibit 4.1 to Halcón’s current report on Form 8-K (filed with the SEC on July 17, 2012) and is hereby incorporated herein by reference. The foregoing descriptions of the First Supplemental Indenture and the Second Supplemental Indenture are qualified by reference to the full text of such documents, copies of were filed by Halcón with SEC as Exhibits 4.1 and 4.2, respectively, to Halcón’s current report on Form 8-K (filed with the SEC on August 2012) and are hereby incorporated herein by reference.

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 1, 2012, the Company completed its previously announced Merger pursuant to the Merger Agreement.

At the Effective Time of the Merger, each share of common stock of the Company issued and outstanding immediately prior to the Effective Time (other than shares owned by the Company as treasury stock) was cancelled and converted automatically into the right to receive, in accordance with the terms of the Merger Agreement, (i) $20.00 in cash, and (ii) 1.932 shares of Halcón common stock (together, the “Merger Consideration”).

In addition, as of the Effective Time of the Merger, each outstanding warrant to purchase shares of the common stock of the Company (the “Warrants”) was assumed by Halcón and converted into warrants to acquire the equivalent Merger Consideration (the “Halcón Warrants”).

The foregoing description of the Merger, and the rights of holders of common stock of the Company and the Warrants under the Merger Agreement, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Annex A to the Company’s Definitive Proxy Statement filed with the SEC on June 27, 2012 and incorporated into this Item 2.01 by reference.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure under Item 1.01 of this Current Report on Form 8-K is also responsive to this Item 2.03 and is incorporated herein by reference.

Item 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

In connection with completion of the Merger on August 1, 2012, the Company notified the Nasdaq Stock Market (“Nasdaq”) that the Merger has been completed and requested that trading of the common stock of the Company on Nasdaq be suspended prior to the open of the market on August 1, 2012. In addition, an application on Form 25 was filed with the SEC to remove the common stock of the Company from listing on Nasdaq and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file a certification on Form 15 requesting that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated.

Item 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

At the Effective Time, and as a result of, the Merger, each outstanding share of the common stock of the Company was converted into the right to receive the Merger Consideration, with cash paid in lieu of fractional shares. Additionally, upon the consummation of the Merger, each outstanding option to purchase common stock of the Company vested in full and each outstanding restricted stock unit vested and settled in full.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Annex A to the Company’s Definitive Proxy Statement filed with the SEC on June 27, 2012 and is incorporated into this Item 3.03 by reference.

Item 5.01 CHANGES IN CONTROL OF REGISTRANT

A change in control of the Company occurred at 12:01 a.m. Mountain time on August 1, 2012, following the filing of the Certificate of Merger with the Secretary of State of the State of Colorado. At that time, Merger Sub merged with and into the Company. As a result, the Company became a wholly-owned subsidiary of Halcón, with Halcón owning all of the common stock of the Company.

Halcón paid a total of approximately $525.7 million in cash and issued approximately 51.3 million shares of its common stock to the Company’s stockholders in the Merger. All outstanding warrants to purchase the common stock of the Company were assumed by Halcón and converted into warrants to acquire the equivalent Merger Consideration.

The cash portion of the Merger Consideration was funded from the net proceeds from Halcón’s previously disclosed issuance and sale of $750 million of senior unsecured notes on July 16, 2012.

The information set forth in Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In connection with the Merger, Frank A. Lodzinski, Robert J. Anderson, Jay F. Joliat, Bryant W. Seaman, III, Michael A. Vlasic, Nicholas L. Voller and Donald J. Whelley voluntarily resigned from the Company’s board of directors effective as of the Effective Time of the Merger on August 1, 2012. Following such resignations, and at the Effective Time of the Merger, Floyd C. Wilson, Mark J. Mize and Stephen W. Herod, were appointed as the only members of the Company’s board of directors. On that same date, in connection with the Second Merger, Floyd C. Wilson and Mark J. Mize were appointed as the only members of Company’s board of managers.

Also in connection with the Merger, Mr. Lodzinski (principal executive officer), Howard E. Ehler (principal financial officer and principal accounting officer), and Francis M. Mury (principal operating officer) voluntarily resigned from and ceased their employment with the Company.

The following individuals were appointed as executive officers of the Company at the Effective Time of the Merger:

Name	Office
Floyd C. Wilson	Chief Executive Officer

Stephen W. Herod	President and Assistant Secretary

Mark J. Mize	Executive Vice President, Chief Financial Officer and Treasurer

David S. Elkouri	Executive Vice President, General Counsel and Assistant Secretary

Robert J. Anderson	Executive Vice President and Chief Operating Officer

Joseph Rinando	Vice President, Chief Accounting Officer

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OF BY-LAWS; CHANGE IN FISCAL YEAR

For the period of time between the Effective Time of the Merger and the effective time of the Second Merger, the Company’s articles of incorporation and bylaws governed the Company, as the surviving corporation in the Merger. At the effective time of the Second Merger, the certificate of formation attached hereto as Exhibit 3.1, became the certificate of formation of Leopard Sub II, LLC, as the surviving entity in the Second Merger, and the Limited Liability Company Agreement, dated April 11, 2012 and attached hereto as Exhibit 3.2, became the operating agreement of Leopard Sub II, LLC, as the surviving entity of the Second Merger. The certificate of formation of Leopard Sub II, LLC was amended pursuant to the Second Merger to change the name of Leopard Sub II, LLC to Halcón Geo Holdings LLC.

The foregoing descriptions of the Certificate of Formation, the Limited Liability Company Agreement and the Certificate of Merger are qualified by reference to the full text of such documents, copies of which are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 24, 2012 and as amended June 22, 2012, by and among Halcón Resources Corporation, Leopard Sub I, Inc., Leopard Sub II, LLC and GeoResources, Inc. (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement filed on June 27, 2012).

3.1	Certificate of Formation dated April 11, 2012.

3.2	Limited Liability Company Agreement dated April 11, 2012.

3.3	Certificate of Merger dated August 1, 2012.

4.1	Indenture, dated as of July 16, 2012, among Halcón Resources Corporation, the guarantors named therein and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Halcón’s current report on Form 8-K filed on July 17, 2012).

4.2	First Supplemental Indenture, dated as of August 1, 2012, by and among Halcón Resources Corporation, the parties named therein as subsidiary guarantors, and U.S. Bank National Association, as trustee, relating to the 9.75% senior notes due 2020 (incorporated by reference to Exhibit 4.1 to Halcón’s current report on Form 8-K filed on August 2, 2012).

4.3	Second Supplemental Indenture, dated as of August 1, 2012, by and among Halcón Resources Corporation, the parties named therein as subsidiary guarantors, and U.S. Bank National Association, as trustee, relating to the 9.75% senior notes due 2020 (incorporated by reference to Exhibit 4.2 to Halcón’s current report on Form 8-K filed on August 2, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN GEO HOLDINGS LLC (successor company to GeoResources, Inc.)

	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
Date: August 7, 2012	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 24, 2012 and as amended June 22, 2012, by and among Halcón Resources Corporation, Leopard Sub I, Inc., Leopard Sub II, LLC and GeoResources, Inc. (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement filed on June 27, 2012).

3.1	Certificate of Formation dated April 11, 2012.

3.2	Limited Liability Company Agreement dated April 11, 2012.

3.3	Certificate of Merger dated August 1, 2012.

4.1	Indenture, dated as of July 16, 2012, among Halcón Resources Corporation, the guarantors named therein and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Halcón’s current report on Form 8-K filed on July 17, 2012).

4.2	First Supplemental Indenture, dated as of August 1, 2012, by and among Halcón Resources Corporation, the parties named therein as subsidiary guarantors, and U.S. Bank National Association, as trustee, relating to the 9.75% senior notes due 2020 (incorporated by reference to Exhibit 4.1 to Halcón’s current report on Form 8-K filed on August 2, 2012).

4.3	Second Supplemental Indenture, dated as of August 1, 2012, by and among Halcón Resources Corporation, the parties named therein as subsidiary guarantors, and U.S. Bank National Association, as trustee, relating to the 9.75% senior notes due 2020 (incorporated by reference to Exhibit 4.2 to Halcón’s current report on Form 8-K filed on August 2, 2012).